UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-05992
JAPAN SMALLER CAPITALIZATION FUND, INC.
(Exact name of Registrant as specified in charter)
Worldwide Plaza
309 West 49th Street
New York, NY 10019
(Address of Principal Executive Offices)
Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, NY 10019
(Name and Address of Agent for Service)
Registrant’s telephone number, including area code: (800) 833-0018
Date of fiscal year end:	February 28, 2021

Date of reporting period:	August 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS

JAPAN
Smaller Capitalization Fund, Inc.
SEMI-ANNUAL REPORT

AUGUST 31, 2020

Beginning with reports for the period ending August 31, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website http://funds.nomura-asset.com/japan-smaller-capitalization, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary or if you are a direct investor, by calling 1-800-426-5523.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to require that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-426-5523 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

JAPAN SMALLER CAPITALIZATION FUND, INC.
October 23, 2020
To Our Shareholders:
We present the Semi-Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the six months ended August 31, 2020.
The net asset value per share (“NAV”) of the Fund increased by 9.4% and the closing market price of the Fund (on the New York Stock Exchange) increased by 1.3% for the six months ended August 31, 2020. The closing market price of the Fund on August 31, 2020 was $8.13, representing a discount of 16.0% to the NAV of $9.68. The net assets of the Fund totaled $274,232,171 on August 31, 2020.
The Russell/Nomura Small Cap™ Index, the Fund’s benchmark (“Benchmark”), increased by 12.8% in United States (“U.S.”) dollar terms for the six months ended August 31, 2020. During that period, the Fund underperformed the Benchmark by 3.4% on a NAV basis. The Tokyo Price Index (the “TOPIX”), a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange (the “TSE”), increased by 9.4% and the Nikkei Stock Average Index (“Nikkei”), a price-weighted index of the 225 leading stocks on the TSE, increased by 11.8% in U.S. dollar terms for the six months ended August 31, 2020. The Japanese yen (“Yen”) appreciated by 2.1% against the U.S. dollar for the six months ended August 31, 2020.
For the quarter ended August 31, 2020, the Benchmark increased by 3.4%, the TOPIX increased by 5.4%, and the Nikkei increased by 7.7% in U.S. dollar terms. The NAV of the Fund increased by 2.7% and underperformed the Benchmark by 0.7%. The closing market price of the Fund increased by 4.5% and the Yen appreciated by 1.8% against the U.S. dollar during the quarter ended August 31, 2020.
Investment Strategy
The Fund invests in undervalued stocks that offer fundamental strength and potential for improvement. The Fund performs extensive fundamental research to identify stocks that can create shareholder value. The Fund focuses on companies that are leaders in certain niche markets, companies with large or expanding market shares, stocks with superior shareholder distribution policies, and stocks that offer good growth prospects. In the Japanese small cap equity market, valuation anomalies do exist and can be exploited through active management. There are a number of factors that the Fund considers when selling an investment including a stock which appears fully valued, unexpected deterioration in earnings or a substantial loss that impairs the company’s net assets, and a stock’s diminishing potential given declining competitiveness due to a change of business environment or failure of business strategy.
Performance
In terms of the sector allocation strategy during the six months ended August 31, 2020, an overweight position in the Retail Trade sector and an underweight position in the Electric Appliances sector generated the largest positive contribution. Sector returns were eroded by an underweight position in the Information and Communication sector and an overweight position in the Iron and Steel sector.
Relative performance was positively impacted by Daikokutenbussan Co., Ltd. and Seria Co., Ltd. in the Retail Trade sector and SG Holdings Co., Ltd. in the Transportation and Warehousing sector. Conversely, relative performance was negatively impacted by Hi-Lex Corporation in the Transportation Equipment sector, Osaka Steel Co., Ltd. in the Iron and Steel sector, and SIIX Corporation in the Wholesale Trade sector.
Market Review
The Benchmark increased by 10.7% and outperformed the TOPIX index, which increased by 7.3% in local currency terms, for the six month period ended August 31, 2020. The six month review period started with a sharp fall in stock prices due to concerns about the spread of coronavirus (COVID-19). However, the market recovered quickly with the injection of substantial market liquidity provided by monetary authorities around the world as well as fiscal stimulus policies that were implemented on an unprecedented scale.
In March 2020, the Japanese stock market fell sharply as rising numbers of confirmed COVID-19 cases spread beyond China. Investors turned their attention to the global economic impact of the pandemic, notably in the U.S. and Europe. Prompt action by major central banks and governments was implemented to help ease liquidity conditions in the financial markets and provide temporary support for businesses and individuals facing a sudden loss of income due to strict containment policies. While this policy action seemed to underpin market sentiment and prevent a further downward spiral from the third week of March 2020, highly volatile market conditions reflected concerns about the potential damage to the outlook for corporate earnings.
The Japanese stock market surged from April to May 2020. In addition to the substantial market liquidity provided by central banks and other monetary authorities, many governments also announced unconventional fiscal stimulus policies on a massive scale to support businesses and livelihoods during containment periods of varying length and severity. Following these efforts, the pace of increase in the number of new COVID-19 cases seemed to have approached its peak or started to decline in some areas, while recent news reports suggesting potential pharmaceutical treatments or vaccine developments have helped market participants to look beyond the near-term conditions. The number of recorded new COVID-19 cases in Japan declined steadily, enabling the government to lift the emergency declaration towards the end of May 2020.
From June to July 2020, the Japanese stock market declined as investors grew increasingly concerned about the risk of a second wave of COVID-19. The number of new COVID-19 cases in Japan continued to rise throughout July 2020. Meanwhile, the downward earnings momentum of the Japanese corporate sector appears to have bottomed out during the quarter ended June 2020. The latest quarterly earnings announcements from Japanese companies are yet to suggest any clear recovery prospects, at least in the near term.
In August 2020, the Japanese stock market posted a strong rebound from earlier in the summer. The latest quarterly business results appear to suggest that earnings prospects for Japan’s corporate sector could be bottoming out, while international investors returned to the market and were net buyers of Japan equities.
Outlook and Future Strategy
Amid a gradual decline in the COVID-19 new infection rate, areas of domestic economic activity like travel and tourism seem to have been bottoming out and edging back towards normalization. Japanese hotel occupancy rates are still low, but have been on a gradual recovery trend since June 2020 supported by the Japanese government’s recent “Go to Travel” Campaign. Government fiscal subsidies to promote domestic travel and leisure spending are expected to support this recovery trend for the time being. As the Bank of Japan’s September 2020 Tankan survey indicated, the business outlook for a wide range of manufacturing industries, particularly automobile and steel companies, has shown some indications of improvement as well. Against this backdrop, earning results for the quarter ended September 2020 in the broader Japanese corporate sector are likely to confirm a moderate ongoing recovery. Nevertheless, just as several European countries are considering the introduction of stricter curbs following a recent resurgence of COVID-19 infections, there is still a risk that economic activity in Japan could slow down again during the autumn and winter season. Therefore, the economic recovery trajectory could be more uneven going forward.
Despite the Tokyo stock market’s apparent resilience so far, equity markets elsewhere have seen rising volatility since September 2020, principally led by a decline in U.S. technology stocks. In addition to fears of a resurgence of COVID-19 cases, uncertainty about the U.S. presidential election in November 2020 has contributed to swings in sentiment which could continue beyond the election. From a longer-term perspective, the assessment of current Japanese equity valuations is that stocks are not overvalued given the ample liquidity support provided by the major central banks. However, this optimism comes with some caveats, principally the over-stretched valuations of some technology related companies, which have risen to extreme levels. Information technology related demand for hardware such as laptop personal computers and consoles, together with e-commerce, digital entertainment content and other online services during the worldwide lockdown in the first half of this year, is likely to have included considerable upfront demand. This raises concerns that economic normalization could decrease much of this recent demand growth in the near future. Accordingly, the market needs to process these concerns before it regains underlying strength.
The newly appointed Suga cabinet is unlikely to have a significant impact on Japan's stock market as a whole, given the likely continuity of former Prime Minister Abe's policy platform. However, there are certain industries that may be exposed to the Suga administration’s regulatory reform policies, of which the government will release further details over the coming weeks. For example, information technology service providers are expected to benefit from the nationwide move towards digitalization, with policy support from a government backed digital agency. Meanwhile, major telecom companies could face further pressure to cut mobile phone tariffs, as Prime Minister Suga has repeatedly called for lower rates during his long tenure as chief cabinet secretary.
In Japan's small-cap stock market, growth stocks have significantly outperformed value stocks during the six month review period, which was driven by small-cap emerging stocks with high beta and high volatility. The Fund will maintain its consistent investment process, which focuses on differentiating factors such as competitiveness and management quality.
The Fund appreciates your continuing support.
Sincerely,

Yuichi Nomoto
President

DISCLOSURES
Sources: Nomura Asset Management U.S.A. Inc., Nomura Asset Management Co., Ltd., and Bloomberg L.P. Past performance is not indicative of future results. There is a risk of loss.

The NAV price is adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions. The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions. The Fund’s performance does not reflect sales commissions.

This material contains the current opinions of the Fund’s manager, which are subject to change without notice. This material should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.

Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Fund’s benchmark should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the Yen/U.S. Dollar exchange rate. This report is for informational purposes only. Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.

Indices are unmanaged. An index cannot be directly invested into.

Certain information discussed in this report may constitute forward-looking statements within the meaning of the U.S. federal securities laws. The Fund believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions and can give no assurance that the Fund's expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.

The Russell/Nomura Small Cap™ Index represents approximately 15% of the total market capitalization of the Russell/Nomura Total Market™ Index. It measures the performance of the smallest Japanese equity securities in the Russell/Nomura Total Market™ Index. As of August 31, 2020, there are 1,241 securities in the Russell/Nomura Small Cap™ Index.

SHAREHOLDERS ACCOUNT INFORMATION
Shareholders whose accounts are held in their own name may contact the Fund’s registrar, Computershare Trust Company, N.A., at (800) 426-5523 for information concerning their accounts.
PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s website at http://www.sec.gov.

Additional information about the Fund’s Board of Directors is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the SEC at http://www.sec.gov in the Fund’s most recent proxy statement filing.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files a schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT (previously on Form N-Q). The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

FUND CERTIFICATIONS

In December 2019, the Fund filed its Principal Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Principal Executive Officer and Principal Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s website at http://www.sec.gov.

SHARE REPURCHASES
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may repurchase shares of its common stock in the open market.
INTERNET WEBSITE
Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which includes the Fund.
The Internet web address is http://funds.nomura-asset.com/japan-smaller- capitalization.

JAPAN SMALLER CAPITALIZATION FUND, INC.
FUND HIGHLIGHTS—AUGUST 31, 2020 (Unaudited)
KEY STATISTICS
Net Assets	$274,232,171
Net Asset Value per Share	$9.68
Market Price	$8.13
Percentage Change in Net Asset Value per Share*	9.4%
Percentage Change in Market Price*	1.3%
MARKET INDICES
Percentage change in market indices:*	YEN	U.S.$
Russell/Nomura Small Cap™ Index	10.7%	12.8%
Tokyo Price Index	7.3%	9.4%
Nikkei Stock Average Index	9.7%	11.8%
* From March 1, 2020 through August 31, 2020.
INDUSTRY DIVERSIFICATION
% of Net Assets
Retail Trade	15.4
Chemicals	14.8
Wholesale Trade	10.4
Machinery	7.2
Iron and Steel	5.7
Banks	5.6
Services	5.2
Information and Communication	4.4
Construction	4.4
Metal Products	4.2
Transportation Equipment	3.9
% of Net Assets
Transportation and Warehousing	3.4
Textiles and Apparel	2.9
Electric Appliances	2.9
Other Products	1.7
Precision Instruments	1.7
Financing Business	1.5
Glass and Ceramics Products	1.4
Utilities	1.2
Real Estate	1.0
Food	0.4
Pharmaceutical	0.0
TEN LARGEST EQUITY HOLDINGS
Security	% of Net Assets
Ryoden Corporation	3.5
Amiyaki Tei Co., Ltd.	2.9
Osaka Steel Co., Ltd.	2.8
Okinawa Cellular Telephone Company	2.7
Daikokutenbussan Co., Ltd.	2.6
Adeka Corporation	2.4
Seiren Co., Ltd.	2.4
Nishio Rent All Co., Ltd.	2.2
SIIX Corporation	2.1
Hi-Lex Corporation	2.1

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2020
(Unaudited)
	Shares	Cost	Fair Value	% of Net Assets
JAPANESE EQUITY SECURITIES
Banks
Fukuoka Financial Group, Inc.	90,500	$1,944,018	$1,500,425	0.6
General banking services
The Akita Bank, Ltd.	254,900	5,692,109	3,604,792	1.3
General banking services
The Bank of Okinawa, Ltd.	81,700	2,988,724	2,304,626	0.8
General banking services
The Keiyo Bank, Ltd.	555,100	3,868,948	2,595,763	1.0
General banking services
The Musashino Bank, Ltd.	127,400	3,151,944	1,857,052	0.7
General banking services
The Taiko Bank, Ltd.	144,200	2,625,306	1,702,801	0.6
General banking services
The Yamanashi Chuo Bank, Ltd.	228,700	3,084,797	1,752,168	0.6
General banking services
Total Banks		23,355,846	15,317,627	5.6

Chemicals
Adeka Corporation	458,500	6,545,663	6,713,665	2.4
Manufactures chemical and food products
Aica Kogyo Company, Limited	42,300	1,296,032	1,454,556	0.5
Manufactures materials and design company
C. Uyemura & Co., Ltd.	42,300	2,179,299	2,969,052	1.1
Plating chemicals
Fujikura Kasei Co., Ltd.	1,161,600	6,183,254	5,662,327	2.1
Specialty coating materials and fine chemicals
Koatsu Gas Kogyo Co., Ltd.	502,700	3,346,395	3,723,176	1.4
High-pressured gases and chemicals
Sakata Inx Corporation	527,500	6,044,277	4,868,617	1.8
Manufactures printing ink
Sekisui Jushi Corporation	127,000	2,403,635	2,665,854	1.0
Manufactures plastics and other resin materials
Shikoku Chemicals Corporation	175,500	1,912,541	1,788,905	0.6
Manufactures chemical products
Shin-Etsu Polymer Co., Ltd.	71,900	507,674	594,327	0.2
Manufactures electronic devices, precision moldings, and dwelling materials
Soken Chemical & Engineering Co., Ltd.	66,300	754,005	838,027	0.3
Manufactures chemical products
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS— (Continued)
AUGUST 31, 2020
(Unaudited)
	Shares	Cost	Fair Value	% of Net Assets
Tenma Corporation	165,600	$3,183,094	$3,099,085	1.1
Manufactures synthetic resin products
T&K Toka Co., Ltd.	419,900	3,753,749	3,046,462	1.1
Manufactures specialized inks for printing applications
Yushiro Chemical Industry Co., Ltd.	274,400	3,733,158	3,279,165	1.2
Manufactures metalworking fluids
Total Chemicals		41,842,776	40,703,218	14.8

Construction
Kyowa Exeo Corporation	59,600	1,368,115	1,502,739	0.5
Telecommunications, electrical and civil infrastructure business
MIRAIT Holdings Corporation	101,500	1,359,059	1,426,782	0.5
Telecommunication and information communications technology solution business
Toenec Corporation	70,000	1,906,821	2,456,662	0.9
Construction of comprehensive building facilities
Totetsu Kogyo Co., Ltd.	94,800	2,542,339	2,354,440	0.9
Operates construction-related businesses
Yondenko Corporation	60,700	1,311,967	1,301,103	0.5
Construction of electrical distribution systems
Yurtec Corporation	510,000	3,404,219	3,059,374	1.1
Engineering company
Total Construction		11,892,520	12,101,100	4.4

Electric Appliances
AOI Electronics Co., Ltd.	33,900	699,159	692,379	0.2
Manufactures electronic components
Foster Electric Company, Limited	19,300	195,014	212,044	0.1
Manufactures speakers and audio and electronic equipment
Koito Manufacturing Co., Ltd.	63,300	3,019,827	3,073,657	1.1
Manufactures lighting equipment
Mabuchi Motor Co., Ltd.	75,600	3,087,100	2,667,479	1.0
Manufactures small motors
Maxell Holdings, Ltd.	62,200	1,061,879	597,585	0.2
Manufactures media devices, batteries and electrical appliances
Shindengen Electric Manufacturing Co., Ltd.	8,900	258,083	159,747	0.1
Manufactures semiconductor products, electrical components, and power supplies
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS— (Continued)
AUGUST 31, 2020
(Unaudited)
	Shares	Cost	Fair Value	% of Net Assets
Shinko Electric Industries Co., Ltd.	35,200	$290,798	$524,400	0.2
Manufactures semiconductor packages
Total Electric Appliances		8,611,860	7,927,291	2.9

Financing Business
Hitachi Capital Corporation	53,700	1,088,858	1,313,393	0.5
General financial services
Ricoh Leasing Company, Ltd.	95,300	3,032,342	2,439,781	0.9
Leasing and financial services
Tokai Tokyo Financial Holdings, Inc.	109,800	410,328	265,541	0.1
Investment and financial services
Total Financing Business		4,531,528	4,018,715	1.5

Food
Nichirei Corporation	46,700	1,104,480	1,220,716	0.4
Produces frozen foods and provides cold storage warehousing
Total Food		1,104,480	1,220,716	0.4

Glass and Ceramics Products
Asia Pile Holdings Corporation	313,400	1,134,717	1,376,704	0.5
Manufactures concrete piles
Nichiha Corporation	106,000	2,097,403	2,509,433	0.9
Manufactures fiber cement building products
Total Glass and Ceramics Products		3,232,120	3,886,137	1.4

Information and Communication
NS Solutions Corporation	54,400	1,481,106	1,585,414	0.6
System consulting services and software development
OBIC Co., Ltd.	9,200	892,313	1,633,064	0.6
Computer system integration
Okinawa Cellular Telephone Company	188,700	6,411,148	7,442,468	2.7
Telecommunications
Otsuka Corporation	30,000	1,110,405	1,473,714	0.5
Computer information system developer
Total Information and Communication		9,894,972	12,134,660	4.4
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS— (Continued)
AUGUST 31, 2020
(Unaudited)
	Shares	Cost	Fair Value	% of Net Assets
Iron and Steel
Chubu Steel Plate Co., Ltd.	82,600	$516,977	$574,310	0.2
Manufactures steel-related products
Mory Industries Inc.	53,800	1,017,181	1,093,229	0.4
Manufactures steel tubing products
Nichia Steel Works, Ltd.	1,867,000	5,245,187	4,867,904	1.8
Manufactures steel-related products
Osaka Steel Co., Ltd.	758,100	12,353,634	7,756,103	2.8
Manufactures steel-related products
Sanyo Special Steel Co., Ltd.	140,500	1,256,742	1,222,432	0.5
Steel, special material, and forging businesses
Total Iron and Steel		20,389,721	15,513,978	5.7

Machinery
Makino Milling Machine Co., Ltd.	96,100	2,605,330	3,327,252	1.2
Manufactures machine tools
Miura Co., Ltd.	37,100	1,028,151	1,521,081	0.6
Manufactures boilers and related products
Nippon Pillar Packing Co., Ltd.	101,000	1,272,128	1,393,992	0.5
Manufactures mechanical seals
Nitto Kohki Co., Ltd.	193,100	4,219,424	3,644,739	1.3
Manufactures machine tools and motor pumps
Oiles Corporation	306,880	5,395,825	3,989,107	1.5
Manufactures bearing equipment
Shibuya Corporation	20,100	539,556	564,141	0.2
Packing plant business
Star Micronics Co., Ltd.	151,700	1,778,529	1,903,147	0.7
Manufactures machinery, electronic components, and precision parts
Takeuchi Mfg. Co., Ltd.	142,200	1,926,330	2,988,947	1.1
Manufactures construction machinery
Yamashin-Filter Corporation	36,000	248,595	405,045	0.1
Manufactures filters
Total Machinery		19,013,868	19,737,451	7.2

Metal Products
Dainichi Co., Ltd.	81,100	522,715	510,250	0.2
Manufactures oil heating equipment
Maruzen Co., Ltd.	19,400	346,896	331,535	0.1
Manufactures and sells machinery
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS— (Continued)
AUGUST 31, 2020
(Unaudited)
	Shares	Cost	Fair Value	% of Net Assets
Neturen Co., Ltd.	575,600	$4,588,494	$2,707,938	1.0
Manufactures steel bars and induction heating equipment
Piolax, Inc.	293,200	5,063,995	4,525,897	1.6
Manufactures automobile-related products
Rinnai Corporation	16,700	1,167,006	1,547,655	0.6
Manufactures heating appliances and components
Shinpo Co., Ltd.	2,300	18,935	24,857	0.0
Manufactures smokeless roasters
Sumitomo Metal Mining Co., Ltd.	2,500	49,818	76,449	0.0
Manufactures non-ferrous metal products, semiconductor and functional materials
Topre Corporation	163,700	1,912,934	1,824,817	0.7
Manufactures pressed and constant thermal logistics-related products
Total Metal Products		13,670,793	11,549,398	4.2

Other Products
Fuji Seal International, Inc.	14,100	425,943	256,279	0.1
Packaging-related materials and machinery
Komatsu Wall Industry Co., Ltd.	14,300	252,712	230,464	0.1
Manufactures various partitions
Nishikawa Rubber Co., Ltd.	237,300	3,730,866	2,992,731	1.1
Manufactures rubber automobile parts
Pigeon Corporation	5,100	209,629	233,428	0.1
Manufactures baby care products
The Pack Corporation	36,400	1,076,943	925,689	0.3
Manufactures paper and chemical products
Total Other Products		5,696,093	4,638,591	1.7

Pharmaceutical
Eiken Chemical Co., Ltd.	2,100	35,045	37,832	0.0
Manufactures test drugs
Total Pharmaceutical		35,045	37,832	0.0

Precision Instruments
Nakanishi Inc.	286,100	4,037,209	4,589,276	1.7
Manufactures dental instruments
Total Precision Instruments		4,037,209	4,589,276	1.7

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS— (Continued)
AUGUST 31, 2020
(Unaudited)
	Shares	Cost	Fair Value	% of Net Assets
Real Estate
Avantia Co., Ltd.	140,600	$1,112,889	$1,050,631	0.4
Designs and constructs housing
Starts Corporation Inc.	79,600	1,777,505	1,669,378	0.6
Construction, leasing and management of real estate
Total Real Estate		2,890,394	2,720,009	1.0

Retail Trade
ABC-Mart, Inc.	36,400	2,124,719	1,918,776	0.7
Retail sales of shoes
AIN Holdings Inc.	1,700	96,627	110,170	0.0
Operates pharmacies and drug store chains
Amiyaki Tei Co., Ltd.	299,800	10,829,811	7,947,086	2.9
Operates barbecue restaurant chains
Cosmos Pharmaceutical Corporation	10,400	1,047,156	1,832,318	0.7
Operates drug store chains
Create SD Holdings Co., Ltd.	43,700	1,084,031	1,579,070	0.6
Operates pharmacies and drug store chains
Daikokutenbussan Co., Ltd.	127,900	6,062,367	7,080,384	2.6
Operates supermarkets
Hiday Hidaka Corp.	1,026	12,849	16,865	0.0
Operates restaurant chains
Izumi Co., Ltd.	128,000	4,764,767	5,000,047	1.8
Operates shopping centers, real estate, and credit card services
JM Holdings Co., Ltd.	119,100	2,146,579	3,892,929	1.4
Supermarket business and operation of eating-out stores
Kusuri No Aoki Holdings Co., Ltd.	21,800	1,340,842	1,863,776	0.7
Operates drug stores
NAFCO Co., Ltd.	48,300	771,843	941,315	0.3
Operates a chain of home and furniture retail outlets
Pan Pacific International Holdings Corporation	64,200	860,624	1,510,767	0.6
Operates discount stores
San-A Co., Ltd.	28,900	1,150,368	1,173,964	0.4
Retail sales of home goods
Seria Co., Ltd.	118,300	3,165,504	5,230,211	1.9
Discount retail sales
Sundrug Co., Ltd.	25,300	995,537	942,879	0.3
Operates pharmacies and drug store chains
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS— (Continued)
AUGUST 31, 2020
(Unaudited)
	Shares	Cost	Fair Value	% of Net Assets
Yossix Co., Ltd.	72,100	$1,492,545	$1,243,726	0.5
Operates restaurant chains
Total Retail Trade		37,946,169	42,284,283	15.4

Services
EPS Holdings, Inc.	94,100	1,391,365	894,286	0.3
Performs contract medical research services
Kanamoto Co., Ltd.	72,700	1,809,785	1,580,987	0.6
Construction related business
Matching Service Japan Co., Ltd.	31,600	240,762	244,788	0.1
Recruitment business
Nihon M&A Center Inc.	28,100	768,355	1,401,615	0.5
Provides merger and acquisition brokerage services
Nishio Rent All Co., Ltd.	275,500	6,403,131	6,084,918	2.2
Leasing of construction and facility work equipment
Relo Group, Inc.	32,600	715,185	742,204	0.3
Housing, leisure, and insurance businesses
Sprix, Ltd.	76,900	1,158,127	623,307	0.2
Educational service business
Step Co., Ltd.	167,600	1,862,822	2,363,864	0.9
Operates preparatory schools
Tear Corporation	84,300	593,576	357,571	0.1
Funeral business
Total Services		14,943,108	14,293,540	5.2

Textiles and Apparel
Descente, Ltd.*	86,700	1,366,156	1,487,386	0.5
Manufactures sportswear and related products
Seiren Co., Ltd.	489,700	6,943,081	6,499,726	2.4
Manufactures synthetic fibers and textile products
Total Textiles and Apparel		8,309,237	7,987,112	2.9

Transportation and Warehousing
Alps Logistics Co., Ltd.	326,500	1,976,104	2,523,046	0.9
General logistics services
Meiko Trans Co., Ltd.	314,600	3,122,835	3,438,592	1.3
Marine logistics services
SG Holdings Co., Ltd.	67,400	1,415,223	3,104,010	1.1
Delivery, logistics, real estate, and other business
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS— (Continued)
AUGUST 31, 2020
(Unaudited)
	Shares	Cost	Fair Value	% of Net Assets
Trancom Co., Ltd.	4,100	$253,773	$289,330	0.1
General logistics services
Total Transportation and Warehousing		6,767,935	9,354,978	3.4

Transportation Equipment
Hi-Lex Corporation	564,700	9,783,856	5,793,436	2.1
Manufactures control cables
Morita Holdings Corporation	89,800	1,516,325	1,646,609	0.6
Operates five business transportation segments
Nichirin Co., Ltd.	72,200	900,329	896,234	0.3
Manufactures hoses for automobiles
Nippon Seiki Co., Ltd.	74,200	799,820	763,344	0.3
Manufactures transportation equipment parts
Tokai Rika Co., Ltd.	99,900	1,389,493	1,502,440	0.6
Manufactures automobile parts
Total Transportation Equipment		14,389,823	10,602,063	3.9

Utilities
Keiyo Gas Co., Ltd.	36,800	903,866	1,105,512	0.4
Produces gas and energy products
The Okinawa Electric Power Company, Incorporated	145,990	2,229,172	2,290,769	0.8
Produces thermal energy products
Total Utilities		3,133,038	3,396,281	1.2

Wholesale Trade
Ai Holdings Corporation	31,700	789,192	531,253	0.2
Information and security equipment
Elematec Corporation	26,800	215,659	233,935	0.1
Electric materials, components, and mechanical parts
Kanaden Corporation	225,300	2,418,553	2,881,831	1.1
Factory automation business
Kohsoku Corporation	290,200	2,853,660	3,983,379	1.5
Food and industrial packaging materials
Matsuda Sangyo Co., Ltd.	77,700	1,058,794	1,144,342	0.4
Precious metals, electronic materials, and food
Paltac Corporation	45,800	2,195,627	2,535,431	0.9
Cosmetics and daily necessities
Ryoden Corporation	712,700	10,158,129	9,688,492	3.5
Purchases electronic and electrical devices
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS— (Continued)
AUGUST 31, 2020
(Unaudited)
	Shares	Cost	Fair Value	% of Net Assets
SIIX Corporation	686,100	$10,672,323	$5,891,691	2.1
Parts procurement, logistics, and manufacturing of electronics
Sugimoto & Co., Ltd.	84,800	1,357,778	1,536,502	0.6
Machine tools and measuring instruments
Total Wholesale Trade		31,719,715	28,426,856	10.4
TOTAL INVESTMENTS IN JAPANESE EQUITY SECURITIES		$287,408,250	$272,441,112	99.3
FOREIGN CURRENCY
Japanese Yen
Interest bearing account	$1,593,053	$1,597,077	0.6
TOTAL FOREIGN CURRENCY	1,593,053	1,597,077	0.6
TOTAL INVESTMENTS IN JAPANESE EQUITY SECURITIES AND FOREIGN CURRENCY	$289,001,303	$274,038,189	99.9
OTHER ASSETS LESS LIABILITIES, NET		193,982	0.1
NET ASSETS		$274,232,171	100.0
* Non-income producing security.
Equity securities and foreign currency holdings were translated at the following exchange rate as of August 31, 2020.
Japanese Yen ¥ 105.855 = United States Dollar $1.00
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2020
(Unaudited)
ASSETS:
Investments in Japanese equity securities, at fair value (cost—$287,408,250)	$272,441,112
Foreign currency, at fair value (cost—$1,593,053)	1,597,077
Receivable for dividends	405,236
Prepaid expenses	82,668
Cash	112,999
Total Assets	274,639,092

LIABILITIES:
Accrued management fee	207,758
Accrued audit and tax fees	70,348
Accrued legal fees	45,580
Accrued custody fee	37,168
Accrued directors’ fees and expenses	10,653
Other accrued expenses	35,414
Total Liabilities	406,921

NET ASSETS:
Capital stock (28,333,893 shares of capital stock outstanding, 100,000,000 shares authorized, par value $0.10 each)	2,833,389
Paid-in capital	286,055,217
Total distributable loss	(14,656,435)
Net Assets	$274,232,171
Net asset value per share	$9.68
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2020
(Unaudited)
INCOME:
Dividend income (net of $341,403 withholding taxes)	$3,072,627
Interest income	40
Total Income	$3,072,667

EXPENSES:
Management fee	1,181,361
Custodian fee	117,094
Directors’ fees and expenses	113,917
Audit and tax fees	95,937
Legal fees	94,980
Other expenses	66,796
Total Expenses	1,670,085
INVESTMENT INCOME—NET	1,402,582

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign currency transactions:
Net realized loss on investments	(4,071,635)
Net realized gain on foreign currency transactions	138,256
Net realized loss on investments and foreign currency transactions	(3,933,379)
Net change in unrealized appreciation on investments	20,745,106
Net change in unrealized appreciation on foreign currency transactions and translation	5,130,472
Net realized and unrealized gain on investments and foreign currency transactions and translation	21,942,199
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,344,781
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
	For the Six Months Ended August 31, 2020 (Unaudited)	For the Year Ended February 29, 2020
FROM OPERATIONS:
Net investment income	$1,402,582	$3,111,441
Net realized gain (loss) on investments	(4,071,635)	10,898,938
Net realized gain on foreign currency transactions	138,256	54,590
Net change in unrealized appreciation (depreciation) on investments	20,745,106	(39,549,755)
Net change in unrealized appreciation on foreign currency transactions and translation	5,130,472	9,304,342
Net increase (decrease) in net assets resulting from operations	23,344,781	(16,180,444)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Distribution to shareholders	—	(21,040,749)
Decrease in net assets derived from distributions to shareholders	—	(21,040,749)

NET ASSETS:
Beginning of period	250,887,390	288,108,583
End of period	$274,232,171	$250,887,390
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)
1.	Significant Accounting Policies
Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990. The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in smaller capitalization Japanese equity securities.
The accompanying financial statements have been prepared in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”) and are stated in United States dollars. The Fund is an investment company that follows the accounting and reporting guidance in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services-Investment Companies. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.
(a) Valuation of Securities — Investments traded in the over-the-counter market are fair valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are fair valued at the last sales price on the principal market on which securities are traded or, lacking any sales, at the last available bid price. Securities and other assets, including futures contracts and related options, that cannot be fair valued using one of the previously mentioned methods are stated at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
(b) Foreign Currency Transactions — Transactions denominated in Japanese yen (“Yen”) are recorded in the Fund’s records at the prevailing exchange rate at the time of the transaction. Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in results of operations for the current period.
The net assets of the Fund are presented at the exchange rates and fair values on August 31, 2020. The Fund does isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at August 31, 2020. Net realized gains or losses on investments include gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities. Net realized gains or losses on the foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS— (Continued) (Unaudited)
(c) Security Transactions, Investment Income and Distributions to Shareholders — Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend dates and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on a first in, first out basis.
Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.
Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions. It is the Fund’s policy that, at origination, all loans shall be secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the Fund’s policy that collateral equivalent to at least 100% of the fair value of securities on loan must be maintained at all times (when applicable). Collateral is provided in the form of cash, which would be invested in certain money market funds. The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction. Although each security loan is fully collateralized, there are certain risks. On November 21, 2008, the Fund suspended its participation in the securities lending program. The Fund may resume its participation in the future. During the fiscal year ended February 29, 2020 and the semi-annual period ended August 31, 2020, the Fund did not earn fees from lending Fund portfolio securities, pursuant to the securities lending agreement.
(d) Income Taxes — A provision for U.S. income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.
Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 15.315% and such withholding taxes are reflected as a reduction of the related revenue. The withholding tax rate of 15.315% was reduced to 10% upon the submission of Form 17 — Limitation on Benefits Article. There is no withholding tax on realized gains.
In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years), and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations. During the current year and for the prior three tax years, the Fund did not incur any interest or penalties.

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS— (Continued) (Unaudited)
(e) Use of Estimates in Financial Statement Preparation — The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.
(f) Concentration of Risk — A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the U.S. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.
(g) Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote and as such no additional accruals were recorded on the Statement of Assets and Liabilities.
2.	Management Agreement and Transactions With Affiliated Persons
Nomura Asset Management U.S.A. Inc. (“NAM-USA” or the “Manager”) acts as the Manager of the Fund pursuant to a management agreement. Under the management agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM”), as Investment Adviser to the Fund.
As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund’s average weekly net assets not in excess of $50 million, 1.00% of the Fund’s average weekly net assets in excess of $50 million but not exceeding $100 million, 0.90% of the Fund’s average weekly net assets in excess of $100 million but not exceeding $175 million, 0.80% of the Fund’s average weekly net assets in excess of $175 million but not exceeding $250 million, 0.70% of the Fund’s average weekly net assets in excess of $250 million but not exceeding $325 million, 0.60% of the Fund’s average weekly net assets in excess of $325 million, but not exceeding $425 million and 0.50% of the Fund’s average weekly net assets in excess of $425 million. Under the management agreement, the Fund incurred fees to the Manager of $1,181,361 for the six months ended August 31, 2020. Under the investment advisory agreement, NAM earned investment advisory fees of $526,803 from the Manager, not the Fund, for the six months ended August 31, 2020. At August 31, 2020, the management fee payable to the Manager by the Fund was $207,758.
Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the six months ended August 31, 2020. The Fund pays each Director not affiliated with the

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS— (Continued) (Unaudited)
Manager an annual fee of $30,000. In addition, the Fund pays each Director not affiliated with the Manager $3,000 per in-person or virtually held meeting attended, $2,000 per telephone meeting attended, and Director expenses related to attendance at meetings. The Chairman of the Board, presently Rodney A. Buck, is paid an additional annual fee of $8,000. The Chairman of the Audit Committee, presently David B. Chemidlin, is paid an additional annual fee of $4,000. Such fees and expenses for unaffiliated Directors aggregated $113,917 for the six months ended August 31, 2020.
3.	Purchases and Sales of Investments
Purchases and sales of investments, exclusive of foreign currency and investments in short-term securities, for the six months ended August 31, 2020 were $51,378,235 and $50,404,812 respectively.
4.	Federal Income Tax
As of February 29, 2020, net unrealized depreciation on investments, exclusive of foreign currency, for federal income tax purposes was $43,270,855, of which $11,882,276 related to appreciated securities and $55,153,131 related to depreciated securities. The cost of investments, exclusive of foreign currency of $959,257, at February 29, 2020 for federal income tax purposes was $292,920,678.
At February 29, 2020, the components of accumulated earnings on a tax basis consisted of unrealized depreciation on investments and foreign currency transactions of $43,248,501, late year loss deferral of $870,027, undistributed long-term capital gains of $6,117,312, and undistributed ordinary income of $0. The differences between book basis and tax basis for unrealized appreciation on investments and foreign currency transactions are attributable to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies.
The Fund paid an ordinary income distribution of $11,225,889, which represents $0.3962 per share and a long-term capital gains distributions of $9,814,860, which represents $0.3464 per share to shareholders of record as of December 18, 2019. The distribution was paid on December 27, 2019.
The Fund paid an ordinary income distribution of $8,647,504, which represents $0.3052 per share and a long-term capital gains distributions of $39,792,119, which represents $1.4044 per share to shareholders of record as of December 17, 2018. The distribution was paid on December 27, 2018.
5.	Fair Value Measurements
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS— (Continued) (Unaudited)
developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.
•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
At August 31, 2020, all of the Fund’s investments were determined to be Level 1 securities.
During the six months ended August 31, 2020, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.
6.	Subsequent Events
The Fund has evaluated subsequent events through October 23, 2020, the date as of which the financial statements are available to be issued.
The coronavirus outbreak is impacting the global economy and the market environment. The continuing impact of the coronavirus outbreak is hard to predict. Going forward, any such impact could adversely affect the fund’s performance.

JAPAN SMALLER CAPITALIZATION FUND, INC.
FINANCIAL HIGHLIGHTS
For a share of common stock outstanding throughout each period:
	For the Six Months Ended August 31, 2020 (Unaudited)	For the Year Ended
		February 29,	February 28,			February 29,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.85	$10.17	$14.01	$12.09	$10.50	$10.98
Investment operations:
Net investment income (1)	0.05	0.11	0.09	0.09	0.12	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.78	(0.69)	(2.22)	3.71	2.41	0.34
Total from investment operations	0.83	(0.58)	(2.13)	3.80	2.53	0.40
Less Distributions:
Distributions from ordinary income	—	(0.27)	(0.09)	(0.55)	(0.35)	(0.17)
Distributions from capital gains	—	(0.47)	(1.62)	(1.33)	(0.59)	(0.71)
Total from distributions	—	(0.74)	(1.71)	(1.88)	(0.94)	(0.88)
Net asset value, end of period	$9.68	$8.85	$10.17	$14.01	$12.09	$10.50
Market value, end of period	8.13	$8.03	$8.92	$12.48	$10.60	$8.98
Total investment return (2)	1.3%	(2.6%)	(13.8%)	36.0%	24.9%	0.7%
Ratio/Supplemental Data:
Net assets, end of period (000)	$274,232	$250,887	$288,109	$397,087	$342,513	$297,550
Ratio of expenses to average net assets	1.29%(3)	1.21%	1.13%	1.05%	1.09%	1.11%
Ratio of net income to average net assets	1.08%(3)	1.09%	0.67%	0.66%	0.99%	0.50%
Portfolio turnover rate	20%	30%	24%	50%	20%	24%
(1)	Based on average shares outstanding.
(2)
Based on market value per share, adjusted for reinvestment of income dividends, ordinary income distributions, long-term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.

(3)	Annualized.
See notes to financial statements

BOARD OF DIRECTORS
Rodney A. Buck
David B. Chemidlin
E. Han Kim
Marcia L. MacHarg
Yuichi Nomoto
OFFICERS
Yuichi Nomoto, President
Zheng Liu, Vice President
Maria R. Premole, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Amy J. Robles, Treasurer
Kelly S. Lee, Assistant Treasurer
MANAGER
Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019-7316
Internet Address
http://funds.nomura-asset.com/japan-smaller-capitalization
INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
2-2-1, Toyosu, Koto-ku,
Tokyo 135-0061, Japan
DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, KY 40233
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110-1548
COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036
JAPAN SMALLER CAPITALIZATION FUND, INC.
WORLDWIDE PLAZA
309 WEST 49TH STREET
NEW YORK, NEW YORK 10019-7316
This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

ITEM 2.	CODE OF ETHICS
Not applicable to this semi-annual report.
ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT
Not applicable to this semi-annual report.
ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES
Not applicable to this semi-annual report.
ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable to this semi-annual report.
ITEM 6.	INVESTMENTS
(a)	The Registrant’s investments in securities of unaffiliated issuers as of August 31, 2020 are included in the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.
ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable to this semi-annual report.
ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
(a)	Not applicable to this semi-annual report.
(b)	No change.
ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
(a)	Not applicable.
(b)	Not applicable.
ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There were no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors made or implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.
ITEM 11.	CONTROLS AND PROCEDURES
(a)
The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
(a)	Not applicable.
(b)	Not applicable.

ITEM 13.	EXHIBITS
(a) (1)	Not applicable to this semi-annual report.
(a) (2)	Certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)). See EX-99.CERT attached hereto.
(a) (3)	Not applicable.
(a) (4)	Not applicable.
(b)
Certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). See EX-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Japan Smaller Capitalization Fund, Inc.
By:	/s/ Yuichi Nomoto
Yuichi Nomoto
Principal Executive Officer
Date: October 23, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:	/s/ Yuichi Nomoto
Yuichi Nomoto
Principal Executive Officer
Date: October 23, 2020
By:	/s/ Amy J. Robles
Amy J. Robles
Principal Fnancial Officer
Date: October 23, 2020